Exhibit 10.67

Amendment to Employment Agreement

This Amendment to Employment Agreement (the “Amendment”) is entered into as of this 29th day of January, 2010, by and between MEMC Electronic Materials Inc., a Delaware corporation (the “Company”), and Ahmad Chatila (“Executive”).

WHEREAS, the Company and Executive are parties to that certain Employment Agreement dated as of February 4, 2009 (the “Agreement”) which sets forth the respective rights and obligations with respect to Executive’s employment by the Company; and

WHEREAS, the Company and the Executive desire to amend the Agreement on the terms and subject to the conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive hereby agree as follows:

1. Amendment. The phrase “; provided, however, that for calendar year 2009, Executive’s bonus under this Section 2(b) shall be no less than $500,000” in paragraph 2(b) of the Agreement is hereby deleted in its entirety.

2. General Provisions.

a. Entire Agreement; Amendment. Subject to the terms of the various plans and documents referenced in the Agreement, the Agreement and this Amendment constitute the entire agreement among the parties hereto with respect to Executive’s employment and his right to compensation and benefits, including without limitation severance or termination pay. All prior correspondence and proposals (including, but not limited to, summaries of proposed terms) and all prior promises, representations, understandings, arrangements and agreements relating to such subject matter (including, but not limited to, those made to or with Executive by any other Person and those contained in any prior offer, employment, consulting or similar agreement entered into by Executive and the Company or any predecessor thereto or Affiliate thereof) are merged herein and superseded hereby. Except as provided in this Amendment, the Agreement is hereby ratified, confirmed and approved, and all other terms thereof shall remain in full force and effect. This Amendment may be amended, modified, superseded, cancelled, renewed or extended, and the terms and covenants hereof may be waived, only by a written instrument signed by all parties hereto, or in the case of a waiver, by the party waiving compliance.

b. Severability. If any provision of this Amendment shall be invalid or unenforceable to any extent or in any application, then the remainder of this Amendment and of such term and condition, except to such extent or in such application, shall not be affected thereby and each and every term and condition of this Amendment shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

c. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Missouri without reference to principles of conflicts of laws.

d. Definitions. Terms not otherwise defined herein shall have the meanings ascribed to them as set forth in the Agreement.

e. Binding Effect; Assignment. This Amendment shall be binding on and inure to the benefit of the Company and its successors and permitted assigns. This Amendment shall also be binding on and inure to the benefit of Executive and his heirs, executors, administrators and legal representatives. This Amendment shall not be assignable by any party hereto without the prior written consent of the other parties hereto, except that the Company may effect such an assignment without prior written approval of Executive upon the transfer of all or substantially all of its business and/or assets (by whatever means).

f. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. A facsimile of a signature shall be deemed to be and have the effect of an original signature.

g. Headings. The section and other headings contained in this Amendment are for the convenience of the parties only and are not intended to be a part hereof or to affect the meaning or interpretation hereof.

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IN WITNESS WHEREOF, the Company has duly executed this Amendment by its authorized representatives and Executive has hereunto set his hand, in each case effective as of the date first above written.

MEMC ELECTRONIC MATERIALS, INC.

By:	/s/ John Marren
	Name:	John Marren
	Title:	Chairman of the Board of Directors

EXECUTIVE:

/s/ Ahmad Chatila
	Name:	Ahmad Chatila

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